Prospectus Supplement
John Hancock Funds II
2065 Lifetime Blend Portfolio (the fund)
Supplement dated October 8, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
The following information supplements and supersedes any information to the contrary relating to Class R4 shares offered by the fund contained in the Summary Prospectus.
Effective after the close of business on November 10, 2025 (the Effective Date), no Class R4 shares of the fund may be purchased or acquired by new investors. After the Effective Date, any investment received by the fund that is intended for Class R4 shares will be rejected.
On or about December 10, 2025, the fund will redeem all outstanding Class R4 shares and distribute the proceeds to shareholders.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.